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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


                                September 16, 1996
                 --------------------------------------------
                Date of Report (Date of earliest event reported)



                              Renal Treatment Centers, Inc.
            -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


      Delaware                       1-14142                23-2518331
- -----------------                 --------------          --------------
(State or other jurisdiction       (Commission            (IRS Employer
 of incorporation)                 File Number)           Identification
                                                          Number)

 1180 W. Swedesford Road, Building 2, Suite 300, Berwyn, PA       19312
- ------------------------------------------------------------------------------
     (Address of principal executive offices)                   (zip code)

Registrant's telephone number, including area code:  610/644-4796
                                                     ------------
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Item 5.  Other Events
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On July 23, 1996, Renal Treatment Centers, Inc. (the "Company") acquired two affiliated dialysis centers and related assets from Panama City Artificial
Kidney Center, Inc. and North Florida Artificial Kidney Center, Inc.   Both of
the dialysis centers are located in Florida. The acquisition was structured as a merger of the acquired corporations into a wholly-owned subsidiary of the Company. The Company has accounted for the transaction under the pooling-of-interests method of accounting.

To provide a period that the Company can use to demonstrate that the risk sharing requirements for pooling-of-interests accounting treatment (as required by the Securities and Exchange Commission's ASR. No. 135 and SAB No. 65) have occurred, the condensed combined unaudited results of operations for the one month ended August 31, 1996, which cover at least 30 days of post-merger operations, are being published by the filing of this report.

The operating results for the one-month period ended August 31, 1996, are not necessarily indicative of the results that may be expected for the three- and nine-month periods ending September 30, 1996, or the year ending December 31,1996. In the opinion of management, all adjustments (consisting only of normal recurring accruals) considered necessary for a fair presentation, have been included.

                 Renal Treatment Centers, Inc. and Subsidiaries
                      Condensed Combined Income Statements
                                  (Unaudited)


                                                           For the
                                                         Month Ended
                                                          August 31,
                                                             1996

                    Total net revenue                 $   20,797,197
                    Net income                             1,720,073
                    Net income available to
                         shareholders                      2,119,446
                    Net income per share fully
                         diluted                               $0.07

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SIGNATURES
- ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          RENAL TREATMENT CENTERS, INC.



Date:  September 16, 1996                 By:/s/ Frederick C. Jansen
                                          -------------------------------------
                                          Frederick C. Jansen
                                          Executive Vice President

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